SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SUMMIT FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:


   (2) Aggregate number of securities to which transaction applies:


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, for the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:


      (2) Form, Schedule or Registration No.:


      (3) Filing Party:


      (4) Date Filed:

               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               ---------------------------------------------------


TIME.............................      1:00 p.m., EDT, on May 15, 2003



PLACE............................      South Branch Inn
                                       Route 220 North
                                       Moorefield, West Virginia  26836



ITEMS OF BUSINESS ...............     (1)  To elect six (6) directors to serve
                                           until 2006;
                                      (2)  To ratify the selection of Arnett &
                                           Foster, PLLC as the Company's
                                           independent auditors for the fiscal
                                           year ending December 31, 2003; and
                                      (3)  To transact such other business as
                                           may properly come before the Meeting.
                                           The Board of Directors at present
                                           knows of no other business to come
                                           before the Annual Meeting.



RECORD DATE......................     Only those shareholders of record at the
                                      close of business on March 31, 2003 shall be entitled to notice and to vote at the Meeting.


ANNUAL REPORT....................      Our 2002 Annual Report, which is not a
                                       part of the proxy materials, is enclosed.


PROXY VOTING ....................      It is important that your shares be
                                       represented and voted at the Meeting.
                                       Please MARK, SIGN, DATE and PROMPTLY
                                       RETURN the enclosed proxy card in the
                                       postage-paid envelope. Any proxy may be revoked prior to its exercise at the Meeting.



April 10, 2003                                               /s/ Oscar M. Bean

                                                                 Oscar M. Bean
                                                         Chairman of the Board

                                TABLE OF CONTENTS
                                                                           Page

PROXY STATEMENT

    Principal Executive Office of the Company.................................1
    Recent Development........................................................1
    Shareholders Entitled to Vote.............................................1
    Proxies ..................................................................1
    Vote By Mail..............................................................1
    Voting at the Annual Meeting..............................................1
    Voting of Other Matters...................................................2
    Required Vote.............................................................2
    Cost of Proxy Solicitation................................................2
    Shareholder Account Maintenance...........................................3
    Section 16(a) Beneficial Ownership Reporting Compliance...................3

GOVERNANCE OF THE COMPANY.....................................................4
    Board and Committee Membership............................................4
    Executive Committee.......................................................4
    Audit and Compliance Committee............................................4
    Compensation and Nominating Committee.....................................4
    Related Transactions......................................................5
    Indemnification...........................................................5
    Fees and Benefit Plans for Directors......................................5
             Fees.............................................................5
             Health Insurance.................................................5
             Directors Deferral Plan..........................................5

ITEM 1 -- ELECTION OF DIRECTORS...............................................6
    Security Ownership of Directors and Officers..............................6

NOMINEES FOR DIRECTOR WHOSE TERMS EXPIRE IN 2006..............................7

DIRECTORS WHOSE TERMS EXPIRE IN 2005..........................................8

DIRECTORS WHOSE TERMS EXPIRE IN 2004..........................................9

PRINCIPAL SHAREHOLDER........................................................10

ITEM 2 -- APPROVAL OF AUDITORS...............................................11

AUDIT AND COMPLIANCE COMMITTEE REPORT........................................12

EXECUTIVE OFFICERS...........................................................13

EXECUTIVE COMPENSATION.......................................................14
   Cash Compensation.........................................................14
   Summary Compensation Table ...............................................14

EXECUTIVE COMPENSATION COMMITTEE REPORT......................................15
    Overview of Compensation Philosophy......................................15
             Salaries........................................................15
             Annual Incentive Compensation...................................15
             Long-term Incentive Compensation................................15
    Evaluation of Executive Performance......................................15
    Total Compensation.......................................................16
    Salaries ................................................................16
             President and CEO...............................................16
             Other Named Executive Officer...................................16
    Annual Incentive Compensation............................................16
    Long-Term Incentive Compensation - Stock Option Plan.....................16
             President and CEO...............................................16
             Other Named Executive Officer...................................16
    Glossary 17
             Stock Options...................................................17
             Named Executive Officers........................................17
             Peer Group......................................................17
    COMPENSATION AND NOMINATING COMMITTEE....................................17
    Employment Agreements and Change of Control Agreement....................17
    Summit Financial Group, Inc. Plans.......................................19
             401(k) Profit Sharing Plan......................................19
             ESOP............................................................19
             Executive Supplemental Retirement Plan..........................19
             Incentive Compensation Plan.....................................20
             Officer Stock Option Plan.......................................20

STOCK OPTION GRANTS IN 2002..................................................21

STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE..............................22

SHAREHOLDER RETURN PERFORMANCE GRAPH.........................................23

REQUIREMENTS, INCLUDING DEADLINE, FOR SUBMISSION
    OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND
    OTHER BUSINESS OF SHAREHOLDERS...........................................24
             Stock Transfers.................................................24

ANNUAL REPORT................................................................25

FORM 10-K....................................................................25

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
--------------------------------------------------------------------------------


         These proxy materials are delivered in connection with the solicitation by the Board of Directors of Summit Financial Group, Inc. ("Summit," the "Company," "we," or "us"), a West Virginia corporation, of proxies to be voted at our 2003 Annual Meeting of Shareholders and at any adjournment or postponement.

         You are invited to attend our Annual Meeting of Shareholders on May 15, 2003, beginning at 1:00 p.m. The Meeting will be held at the South Branch Inn, Route 220 North, Moorefield, West Virginia.

         This Proxy Statement, form of proxy and voting instructions are being mailed starting on or about April 10, 2003.

Principal Executive Office of the Company

         The principal executive office of the Company is 223 North Main Street, Moorefield, West Virginia 26836.

Recent Development

         On February 21, 2003, the Company's Board of Directors approved a two-for-one stock split payable to shareholders of record on March 3, 2003. Accordingly, all share and per share amounts have been adjusted to reflect the stock split.

Shareholders Entitled to Vote

         Holders of record of Summit common shares at the close of business on March 31, 2003, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 3,504,320 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

Proxies

         Your vote is important. Shareholders of record may vote their proxies by mail. If you choose to vote by mail, a postage-paid envelope is provided.

         Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting at the Annual Meeting.

         You may save us the expense of a second mailing by voting promptly. Choose one of the following voting methods to cast your vote.

Vote By Mail

         If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to us in the postage-paid envelope provided.

Voting at the Annual Meeting

         The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

         All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Voting on Other Matters

         If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

Required Vote

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

         A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

         In the election of directors, shareholders cast one (1) vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to aggregate all votes which he or she is entitled to cast in the election of directors and to cast all such votes for one candidate or distribute them among as many candidates and in such a manner as the shareholder desires.

         At our 2003 Annual Meeting, the total number of directors to be elected is six (6) in the class expiring in 2006. Each shareholder has the right to cast six (6) votes for each share of stock held on the record date.

         If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the nominees for each class. If cumulative voting is invoked by any shareholder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of the Board of Directors of Summit Financial Group, Inc. in order to elect to the Board of Directors the maximum nominees named in this proxy statement.

         On the record date, there were 3,504,320 shares of common stock outstanding which are held by approximately 1,248 shareholders of record. A majority of the outstanding shares of Summit Financial Group, Inc. will constitute a quorum at the meeting.

         The affirmative vote of a majority of the votes cast is required to approve the appointment of Arnett & Foster, PLLC. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

Cost of Proxy Solicitation

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. Brokers, fiduciaries, custodians and other nominees have been requested to forward solicitation materials to the beneficial owners of the Company's common stock. Upon request we will reimburse these entities for their reasonable expenses.

Shareholder Account Maintenance

         We act as our own Transfer Agent. All communications concerning accounts of shareholders of record, including address changes, names changes, inquiries as to requirements to transfer common shares and similar issues can be handled by contacting Teresa Sherman by telephone at (304) 538-7233, extension 126, or by e-mail at tsherman@summitfgi.com.

Section 16(a) Beneficial Ownership
Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Summit shares with the SEC. Based on our records and other information, in 2002 all Directors and executive officers met all applicable SEC filing requirements under Section 16(a), except for G. R. Ours, Jr., Thomas J. Hawse, III, Dewey Bensenhaver, John P. Crites, and James P. Geary. Mr. Ours had one late report relating to three transactions. Messrs. Hawse, Geary, Crites and Bensenhaver each had one late report relating to one transaction.

--------------------------------------------------------------------------------

                            GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------



Board and Committee Membership

         During 2002, the Board of Directors met five (5) times. All of our Directors attended 75% or more of the meetings of the Board in 2002.

         The Company has a standing Executive Committee and Audit and Compliance Committee.

Executive Committee

         The Executive Committee, on an as needed basis, approves loans above specified limits and performs such duties and exercises such powers as delegated to it by the Company's Board of Directors. The members of the Company's Executive Committee are Oscar M. Bean, Chairman, H. Charles Maddy, III, John W. Crites, Charles S. Piccirillo, Ronald F. Miller, Duke A. McDaniel, Patrick N. Frye, James P. Geary, George R. Ours, Jr. and C. David Robertson. Frank A. Baer, III and Thomas Hawse serve as alternate members of the Executive Committee. The Executive Committee met 5 times in 2002.

Audit and Compliance Committee

         The Audit and Compliance Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities to ensure the quality and integrity of Summit's financial reports. This entails:

o Serving as an independent and objective party to monitor the Company's financial reporting process and internal control system.

o Providing direction to and oversight of the Company's internal audit function.

o    Reviewing and appraising the efforts of the Company's independent auditors.

o Maintaining a free and open means of communication between directors, internal audit staff, independent auditors, and management.

         Current members of this committee are George R. Ours, Chairman, John W. Crites, Thomas J. Hawse, Gerald W. Huffman and Charles S. Piccirillo. The Audit Committee met 4 times in 2002.

         Under the definition of independence set forth in Rule 4200(a)(15) of the National Association of Securities Dealers, the Board of Directors has determined that all members of the Audit and Compliance Committee are independent. For information concerning the audit fees paid by the Company in 2002 and for information about the Company's auditors generally, see Audit and Compliance Committee Report on page 12 of these Annual Meeting materials.

Compensation and Nominating Committee

         The Compensation and Nominating Committee consists of non-employee directors of the Company. This Committee evaluates the performance and establishes the compensation of the Company's Chief Executive Officer and other executive officers of the Company. The Committee also nominates the directors to be considered for election at the Annual Meeting. Members of this committee are Oscar M. Bean, John W. Cirtes, James P. Geary, Gary L. Hinkle, George R. Ours and Charles S. Piccirillo. The Compensation and Nominating Committee met 1 time in 2002.

Related Transactions

         Directors and executive officers of the Company and its subsidiaries, members of their immediate families, and business organizations and individuals associated with them have been customers of, and have had normal banking transactions with Summit Community Bank, Capital State Bank, Inc., and Shenandoah Valley National Bank. All such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Indemnification

         We indemnify our Directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-laws.

Fees and Benefit Plans for Directors

         Fees. Directors of the Company received $500 per board meeting attended in 2002. Non-employee Directors of the Company who serve on the Company's Audit and Compliance Committee received $250 for each meeting attended. Non-employee Directors serving on other Company Committees received $150 per committee meeting attended.

         Health Insurance. Certain members of the Company's Board of Directors receive payments for health insurance premiums from the Company's subsidiary bank, Summit Community Bank. These payments have been discontinued for newly elected Board members. For those still receiving payments, such payments will be eliminated upon their retirement. The following members of the Board continued to receive these payments in the amounts indicated for 2002. Oscar M. Bean - $6,723, Dewey F. Bensenhaver - $6,738, John W. Crites - $4,738, James Paul Geary
- $4,528, Thomas J. Hawse - $2,093, Phoebe F. Heishman - $6,905, Gary L. Hinkle
- $4,791, Gerald W. Huffman - $4,821, Duke R. McDaniel - $4,854, and George R. Ours, Jr. - $3,187, totaling $49,378.

         Directors Deferral Plan. Pursuant to the Summit Directors Deferral Plan, the Company's Directors may elect to defer their retainer, meeting and committee fees earned. The Company invests amounts equating to the deferrals of each participating director in separate variable life insurance contracts. Benefits payable to participant directors at retirement under the Plan will equate to the then current value of the individual variable life insurance contracts.

--------------------------------------------------------------------------------

                         ITEM 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------



         The Board of Directors is divided into three classes. The terms of the Directors in each class expire at successive annual meetings. Six (6) Directors will be elected at our 2003 Annual Meeting to serve for a three-year term expiring at our Annual Meeting in the year 2006. If the proposed nominees are elected, the Company will have a Board of Directors consisting of two classes of six (6) directors each and one class of five (5) directors.

         The persons named in the enclosed proxy intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

         The Board of Directors has proposed the following nominees for election as Directors, with terms expiring in 2006, at the Annual Meeting: James M. Cookman, Thomas J. Hawse, III, Gary L. Hinkle, Gerald W. Huffman, H. Charles Maddy, III and Harold K. Michael.

         The Board of Directors recommends a vote FOR the election of these nominees for election as Directors.

         We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting are set forth on the following pages.

Security Ownership of Directors
and Officers

         As of March 3, 2003, the nominees, and other Directors of the Company owned beneficially, directly or indirectly, the number of shares of common stock indicated on the following pages. The number of shares shown as beneficially owned by each director and executive officer is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purposes.

         All Directors and executive officers as a group owned 921,935 shares or 25.97% of the Company's common stock as of March 3, 2003. Each director of the Company is required to own a minimum of 1,000 shares of the Company's common stock. Ownership is defined as shares held in the individual's own name, jointly with spouse, or by a company where the individual has controlling interest. Directors who are also employees of the Company or its subsidiary banks are exempt from this requirement.

         The Company requires that all directors retire at the end of the term during which the director attains the age of 70. However, pursuant to the Merger Agreement with Potomac Valley Bank, the Company agreed that Messrs. Geary, McDaniel and Ours would be exempt from the Company's mandatory retirement requirement. These individuals must retire at the end of the term during which they attain the age of 80.

Name and Age as of               Position, Principal       Amount of Beneficial
 the May 15, 2003                Occupation Business        Ownership of Shares
  Meeting Date               Experience and Directorships     of Common Stock
================================================================================

                NOMINEES FOR DIRECTOR WHOSE TERMS EXPIRE IN 2006

================================================================================
                                                                Shares       %
--------------------------------------------------------------------------------
James M. Cookman.......49    Director of Summit Financial      14,208(1)     *
                             Group since 1994.   President
                             of   Cookman Insurance Group,
                             Inc. President of Cookman
                             Realty Group, Inc.  Secretary/
                             Treasurer of Apex Developers,
                             Inc. President of BeaconNet, L.L.C.
                             Member of Orchard View Estates,
                             LLC.  Member of West Virginia
                             Lottery Commission.  Director of
                             Mutual Protective Association of
                             West Virginia.  Member Board of
                             Advisors - Grant Manufacturing,
                             Inc.  Member of Grant County
                             Development Authority.
--------------------------------------------------------------------------------
Thomas J. Hawse, III...58    Director of Summit Financial      14,300(2)     *
                             Group since 1988.  President
                             of Hawse Food Market, Inc.
                             Member of the McCoy-McMechen
                             Museum & Theater board.  Member
                             of the Hardy County Rural
                             Development Authority board.
                             Also serves on the West Virginia
                             Forest Management Review Commission.
--------------------------------------------------------------------------------
Gary L. Hinkle.........53    Director of Summit Financial     121,000(3)   3.41%
                             Group since 1993.   President
                             of Hinkle Trucking, Inc.,
                             Dettinburn Transport, Inc., Mt.
                             Storm Fuel Corporation and H. T.
                             Services, Inc.
--------------------------------------------------------------------------------
Gerald W. Huffman......58    Director of Summit Financial      29,624        *
                             Group since February, 2000.
                             President of Potomac Trucking &
                             Excavation, Inc., Huffman
                             Logging, Inc. and G&T Repair, Inc.
--------------------------------------------------------------------------------

H. Charles Maddy, III..40    Director of Summit Financial      25,572(4)     *
                             Group since 1993.  President
                             and CEO of Summit Financial
                             Group since 1994.  Director of
                             the Federal Home Loan Bank of
                             Pittsburgh since January, 2002.
                             Chairman of Summit Community Bank
                             Board of Directors since
                             February, 2002.
--------------------------------------------------------------------------------
Harold K. Michael......59    Director of Summit Financial       4,756        *
                             Group since 1994.   Owner/Agent
                             of H. K. Michael  Insurance
                             Agency.  Member of the West
                             Virginia House of Delegates.
--------------------------------------------------------------------------------

(1) Includes 2,000 shares owned by Cookman Insurance Center, Inc., 7,476 shares owned by Cookman Insurance Center, Inc. Retirement
       Plan, and 1,896 shares owned by minor children.
(2)    Includes 500 shares owned by spouse.
(3) Includes 24,200 shares owned by Hinkle Trucking, Inc., 3,880 shares owned by self-directed IRA and 2,280 shares owned by spouse.
(4) Includes 586 shares owned by spouse, 7,170 fully vested shares held in Company's ESOP and exercisable stock options for 15,800 shares.

* Indicates director owns less than 1% of the Company's Common Stock.

Name and Age as of               Position, Principal       Amount of Beneficial
 the May 15, 2003                Occupation Business        Ownership of Shares
  Meeting Date               Experience and Directorships     of Common Stock
================================================================================

                      DIRECTORS WHOSE TERMS EXPIRE IN 2005

================================================================================

                                                                 Shares      %
--------------------------------------------------------------------------------
Frank A. Baer, III.....42    Director of Summit Financial       4,848(1)     *
                             Group since March, 1998. CEO of
                             Commercial Insurance Services,
                             an insurance brokerage firm.
                             Vice President of M & B Properties,
                             a real estate holding company.
--------------------------------------------------------------------------------
Patrick N. Frye........44    Director of Summit Financial       2,836(2)     *
                             Group since February, 2000.
                             President and CEO of Summit
                             Community Bank since December,
                             1998.CFO of Potomac Valley Bank
                             from March, 1998 to December,
                             1998.  Vice President, One Valley
                             Bank from 1988 to 1998.
--------------------------------------------------------------------------------
Duke A. McDaniel.......73    Director of Summit Financial      21,252        *
                             Group since February, 2000.
                             Attorney at Law.
--------------------------------------------------------------------------------
Ronald F. Miller.......59    Director of Summit Financial      19,248(3)     *
                             Group since 1998. President and
                             CEO of Shenandoah Valley National
                             Bank since 1998. President and
                             CEO of First National Corporation
                             from 1983 to 1998. President and
                             CEO of The First National Bank of
                             Strasburg from 1983 to 1998 when
                             the bank changed its charter to
                             become First Bank. President of
                             First Bank from 1995 to 1998.
--------------------------------------------------------------------------------
George R. Ours, Jr.....71    Director of Summit Financial     112,723(4)   3.18%
                             Group and Vice Chairman of the
                             Board since February, 2000.
                             Retired President of Petersburg
                             Oil Co.  Director of Summit
                             Community Bank since 1974 and
                             Chairman of the Board from 1995
                             to 2002.
--------------------------------------------------------------------------------

(1)    Includes 296 shares owned by minor children.
(2)    Includes 840 fully vested shares held in Company's ESOP.
(3) Includes 10,000 shares owned by self-directed IRA, 1,448 fully vested shares held in Company's ESOP and exercisable stock options for 7,600 shares.
(4) Includes 8,200 shares owned by spouse and 40,000 shares owned by children for whom director has continuous voting proxy until rescinded.

* Indicates director owns less than 1% of the Company's Common Stock.

Name and Age as of               Position, Principal       Amount of Beneficial
 the May 15, 2003                Occupation Business        Ownership of Shares
  Meeting Date               Experience and Directorships     of Common Stock
================================================================================

                      DIRECTORS WHOSE TERMS EXPIRE IN 2004
================================================================================

                                                                Shares       %
--------------------------------------------------------------------------------
Oscar M. Bean..........52    Director of Summit Financial      39,296(1)   1.11%
                             Group since 1987.  Chairman
                             of the Board  since 1995.
                             Chairman of Summit Financial
                             Group's Executive Committee.
                             Managing partner of  Bean &
                             Bean, Attorneys at Law.
--------------------------------------------------------------------------------
Dewey F. Bensenhaver...56    Director of Summit Financial      16,344(2)     *
                             Group since February, 2000.
                             Physician in private practice.
                             Owner of farming operation.
--------------------------------------------------------------------------------
John W. Crites.........62    Director of Summit Financial     292,832(3)   8.25%
                             Group since 1989.  President
                             of Allegheny Wood Products,
                             Inc. and a partner in Allegheny
                             Dimension, LLC. Principal
                             stockholder of KJV Aviation, Inc.
--------------------------------------------------------------------------------
James P. Geary.........76    Director of Summit Financial     106,776      3.01%
                             Group since February, 2000.
                             Managing Partner of the law
                             firm of Geary &  Geary.  Sole
                             stockholder of Landimer, Inc.,
                             a farming and real estate
                             corporation.
--------------------------------------------------------------------------------
Phoebe F. Heishman.....62    Director of Summit Financial      46,760(4)   1.32%
                             Group since 1987, Secretary
                             since 1995. Publisher and Editor
                             of The Moorefield Examiner.
--------------------------------------------------------------------------------
Charles S. Piccirillo..48    Director of Summit Financial       8,552(5)     *
                             Group since 1998.  Partner in
                             the law firm of Shaffer & Shaffer.
--------------------------------------------------------------------------------

(1) Includes 2,420 shares owned by spouse, 1,972 shares owned by minor children and 4,760 shares owned by mother for which he has power of attorney.
(2) Includes 2,056 shares owned by spouse and 6,240 shares owned by minor children.
(3)    Includes 95,620 shares owned by Allegheny Wood Products, Inc.
(4) Includes 880 shares owned by spouse and 5,280 shares owned by children for whom she has a power of attorney.
(5) Includes 7,140 shares owned by self-directed 401(k) and 200 shares owned by spouse.

* Indicates director owns less than 1% of the Company's Common Stock.

--------------------------------------------------------------------------------

                              PRINCIPAL SHAREHOLDER
--------------------------------------------------------------------------------

       The following table lists each shareholder of Summit who is the beneficial owner of more than 5% of Summit's common stock as of March 3, 2003.

                                                     Amount and
                                                     Nature of
Title of Class         Name and Address              Ownership       % of Class

Common Stock           John W. Crites                292,832(1)         8.25%
                       P. O. Box 867
                       Petersburg, WV  26847


     (1)    Includes 95,620 shares owned by Allegheny Wood Products, Inc.

--------------------------------------------------------------------------------

                          ITEM 2 - APPROVAL OF AUDITORS
--------------------------------------------------------------------------------


         The Board of Directors has appointed Arnett & Foster, PLLC to serve as our independent auditors for 2003, subject to the approval of our shareholders. For information concerning the audit fees paid by the Company in 2002 and for information about the Company's auditors generally, See the Audit and Compliance Committee Report on page 12 of the Annual Meeting Materials.

         Representatives of Arnett & Foster, PLLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

         The affirmative vote of a majority of votes cast on this proposal is required for the approval of this proposal.

         The Board of Directors recommends a vote FOR the approval of Arnett & Foster, PLLC as our independent auditors for the year 2003.

--------------------------------------------------------------------------------

                      AUDIT AND COMPLIANCE COMMITTEE REPORT
--------------------------------------------------------------------------------


     The Audit and Compliance Committee of the Board of Directors of the Company is composed of five independent directors. The members of the Audit and Compliance Committee are George R. Ours, Chairman, John W. Crites, Thomas J. Hawse, Gerald W. Huffman and Charles S. Piccirillo.

         The Audit and Compliance Committee operates under a written charter adopted by the Company's Board of Directors.

         The Audit and Compliance Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2002, and discussed them with Management and the Company's independent auditors, Arnett & Foster, PLLC. The Audit and Compliance Committee also has discussed with the independent auditors the matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards No. 61, as amended.

         The Audit and Compliance Committee has received from the independent auditors the written disclosures and letter required by the Independence Standards Board Standard No. 1, and the Audit and Compliance Committee has discussed with the auditors their independence from the Company and Management.

         Based on the review and discussions described above, the Audit and Compliance Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2002, be included in the Company's Annual Report on Form 10-K for 2002.
Audit Fees

         Arnett & Foster, PLLC billed the Company $102,697 for the audit services it provided with respect to its audit of the Company's financial statements for the fiscal year ended December 31, 2002, and its review of the Company's Forms 10-Q.

All Other Fees

         The aggregate fees billed by Arnett & Foster, PLLC for other services for the fiscal year ended December 31, 2002, were $41,490, $7,000 of which related to an audit of the Company's 401(k) Profit Sharing Plan. All other fees consisted primarily of tax compliance and advisory services, accounting advisory services and out-of-pocket expenses.

         The Audit and Compliance Committee has considered and determined that the provision of these additional services is compatible with maintaining Arnett & Foster's independence. For more information concerning the Company's Audit and Compliance Committee, see p. 4 of these Annual Meeting materials.

AUDIT AND COMPLIANCE COMMITTEE

         George  R. Ours, Jr., Chairman
         John W. Crites
         Thomas J. Hawse
         Gerald W. Huffman
         Charles S. Piccirillo

--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS
--------------------------------------------------------------------------------



The Executive Officers of Summit Financial Group, Inc., as of March 31, 2003, are as follows:

Name                           Age        Position and Background

H. Charles Maddy, III (1)      40         President and Chief Executive Officer
                                          of Summit Financial Group since 1994;
                                          President and Chief Executive Officer
                                          of South Branch Valley National Bank
                                          from February, 1993 to January, 2002.

Ronald F. Miller (1)           59         President and Chief Executive Officer
                                          of Shenandoah Valley National Bank
                                          since 1998.  President and Chief
                                          Executive Officer of First National
                                          Corporation and First Bank,
                                          1983 - 1998.

C. David Robertson (1)         59         President and Chief Executive Officer
                                          of Capital State Bank, Inc. since
                                          February, 1999.  Senior Vice President
                                          of Huntington National Bank,
                                           1993 - 1998.

Patrick N. Frye (1)            44         President and Chief Executive Officer
                                          of Summit Community Bank since
                                          December, 1998.  Chief Financial
                                          Officer of Potomac Valley Bank,
                                          March, 1998 to December, 1998.  Vice
                                          President, One Valley Bank,
                                          1988 - 1998.

Robert S. Tissue               39         Senior Vice President and Chief
                                          Financial Officer of Summit Financial
                                          Group since 1998; Vice President and
                                          Chief Financial Officer of
                                          Mountain International Trucks, Inc.,
                                          1996 - 1998; Manager Arnett &
                                          Foster,  PLLC, 1991 - 1996.


Scott C. Jennings(1)           41         Senior Vice President and Chief
                                          Operating Officer of Summit Financial
                                          Group since October 2000. Vice
                                          President and Director of Technology
                                          and Loan Administration of Summit
                                          Financial Group, 1999 - 2000; Vice
                                          President of Loan Administration for
                                          South Branch Valley National Bank,
                                          1995 - 1998.
--------------------------

(1) The beneficial ownership of shares of Summit Financial Group's common stock of each Named Executive Officer as of March 3, 2003 is as follows: Mr. Maddy - 25,572 shares; Mr. Miller - 19,248 shares; Mr. Robertson - 13,624 shares; Mr. Frye - 2,836 shares; and Mr. Jennings
       - 7,458 shares. Each of the Named Executive Officers owns less than one percent of the Company's issued and outstanding shares.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Cash Compensation

         The table below sets forth the cash compensation of the Company's CEO and the four most highly compensated Executive Officers who earned $100,000 or more in salary and bonus for the years ended December 31, 2002, 2001, and 2000.

-----------------------------------------------------------------------------------------------------------------

                                           Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------
                                                                                        Long Term
                                                 Annual Compensation                   Compensation
                                   ------------------------------------------------    ------------
                                                                                        Securities
Name and                                                                 Other          Underlying       All
Principal Position                 Year     Salary        Bonus     Compensation(1)      Options       Other(2)
-----------------------------------------------------------------------------------------------------------------
H. Charles Maddy, III              2002    $230,000      $80,805           -              3,500        $43,442
President and Chief
Executive Officer -                2001    $190,000      $70,623           -              3,000        $48,307
Summit Financial Group
-----------------------------------------------------------------------------------------------------------------
                                   2000    $160,000      $40,472           -              4,000        $45,886
C. David Robertson                 2002    $133,200      $64,600           -              2,200        $19,365
President and Chief
Executive Officer -                2001    $129,300      $16,156           -              2,000        $22,528
Capital State Bank, Inc.
                                   2000    $124,167      $ 1,500           -              4,000        $21,192
-----------------------------------------------------------------------------------------------------------------
Patrick N. Frye                    2002    $120,000      $56,925           -              2,200        $21,595
President and Chief
Executive Officer -                2001    $110,000      $43,694           -              2,000        $20,900
Summit Community Bank
                                   2000    $100,000      $24,750           -                -          $21,400
-----------------------------------------------------------------------------------------------------------------
Ronald F. Miller                   2002    $133,200      $58,452           -              2,200        $22,174
President and Chief
Executive Officer -                2001    $129,300      $57,600           -              2,000        $25,517
Shenandoah Valley
National Bank                      2000    $120,833      $ 1,500           -              4,000        $24,073
-----------------------------------------------------------------------------------------------------------------
Scott C. Jennings                  2002    $100,100      $51,860           -              2,200        $14,109
Senior Vice President and
Chief Operating Officer -          2001     $80,000      $40,032           -              2,000        $17,124
Summit Financial Group
                                   2000     $64,167      $26,301           -              2,000        $14,995
-----------------------------------------------------------------------------------------------------------------

(1) None of the Named Executive Officers received perquisites or other personal benefits, securities or property during 2002 which, in the aggregate cost the Company an amount that equaled or exceeded the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus earned during the year.

(2) Amount for 2002 includes payments made to the Company's 401(k) Profit Sharing Plan and ESOP on behalf of Mr. Maddy ($22,300), Mr. Robertson ($14,416), Mr. Frye ($13,200), Mr. Miller ($14,652), and Mr. Jennings
       ($11,011). The 2002 amount also includes fees paid to Mr. Maddy ($16,375), Mr. Robertson ($4,375), Mr. Frye ($13,200), and Mr. Miller
       ($6,875) as members of the Company's and its subsidiary banks' Boards of Directors. Finally, the amount shown includes the 2002 amount accrued for the benefit of Mr. Maddy ($4,354) and Mr. Miller ($2,837) in connection with the Company's Executive Supplemental Retirement Plan and the value of Mr. Maddy's ($413), Mr. Robertson's ($574), Mr. Miller's ($647), and Mr. Jenning's ($261) split dollar life insurance benefit included in the Plan.

--------------------------------------------------------------------------------

                     EXECUTIVE COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------


         Please see the glossary at the end of this report for definitions of the capitalized terms used in this report which have not already been defined in this Proxy Statement.

Overview of Compensation Philosophy

         Summit's Executive Compensation Committee evaluates executive compensation annually. The Committee establishes the salary and other compensation of the President and CEO of the Company. The Committee also reviews and approves the salary recommendation of the Company's CEO concerning the other Executive Officers. Employee Directors of the Company do not participate in discussions concerning their individual compensation or the compensation of the CEO.

         The Company's executive compensation program is designed to:

o retain executive officers by paying them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

o link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

o    encourage ownership of Company common stock by executive officers.

         As discussed below, the program consists of, and is intended to balance, three elements:

o Salaries. Salaries are based on the Committee's evaluation of individual job performance and an assessment of the salaries and total compensation mix paid by the Company's Peer Group to executive officers holding equivalent positions.

o Annual Incentive Compensation. Executive Annual Incentive Compensation is based on an evaluation of both individual and Company performance against qualitative and quantitative measures.

o Long-term Incentive Compensation. Long-term incentive awards, which consist of stock options, are designed to insure that incentive compensation is linked to the long-term performance of the Company and its common stock.

Evaluation of Executive Performance

         The Committee does not usually rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the President and CEO and the Company's other executive officers. Instead, the Committee considers:

o    management's overall accomplishments;

o    the accomplishments of the individual executives;

o    the Company's financial performance; and

o    other criteria discussed below.

         In 2002, management continued to effectively implement its long-term strategies, which included:

o    growth and expansion of its existing markets;

o    expansion into new markets and new financial service products; and

o    enhanced shareholder value.

         The Committee believes that the success of these strategies is evidenced by:

o    the Company's financial performance in 2002;

o    growth of the Company's loan portfolio; and

o    growth of the Company's deposits.

Total Compensation

         Target total compensation levels of Company executives are established with consideration given to an analysis of competitive market total compensation. The total compensation package for each executive is then broken down into the basic components indicated above and discussed in more detail below. In recent years, the Board and the Committee have been directing a shift in the mix of the Company's executive compensation towards incentive compensation, with proportionately lesser emphasis on salaries. This strategy is intended to increase the performance orientation of the Company's executive compensation, and the Board intends to continue this emphasis in 2003. Based on available public data, the total compensation of Mr. Maddy and the other Named Executive Officers generally fell in the median of total compensation paid by the Peer Group to their executives holding equivalent positions. The Board and the Committee believe that position was consistent with the performance of the Company compared to the Peer Group.

Salaries

         In setting salaries, the first element of executive compensation, the Board did not use a predetermined formula. Instead, the 2002 salaries of the President and CEO and the other executive officers were based on:

o    the Board's evaluation of each officer's individual job performance;

o    an assessment of the Company's performance; and

o a consideration of salaries paid by the Peer Group to executive officers holding equivalent positions.

     President and CEO. Mr. Maddy's salary in 2002 totaled $230,000.

     Other Named Executive Officers. The 2002 salaries of Messrs. Robertson, Frye, Miller and Jennings, the other Executive Officers, are shown in the "Salary" column of the Summary Compensation Table.

Annual Incentive Compensation

         The second element of the executive compensation program is the Incentive Compensation Plan.

         The Compensation/Nominating Committee adopts an Incentive Compensation Plan annually. Under the terms of this plan, the Committee awards a bonus based on a formula which primarily considers the return on average equity of the Company and its bank subsidiaries.

         For 2002, annual incentive compensation of $80,805 for Mr. H. Charles Maddy, III was approved by the Committee. The annual incentive compensation for 2002 paid to each of the Named Executive Officers are shown in the "Bonus" column of the Summary Compensation Table.

Long-Term Incentive Compensation -
Stock Option Plan

         In 1998, Mr. Maddy and the other executive officers became eligible to participate in the Company's long-term incentive compensation program, the third element of executive compensation. As discussed under "Officer Stock Option Plan" on page 20, the program consists of stock option grants made under the Company's Officer Stock Option Plan.

         President and CEO. Based upon this data, Mr. Maddy was awarded options for 3,500 shares.

         Other Named Executive Officers. The other Named Executive Officers were awarded options as follows in 2002: Mr. Robertson - 2,200 shares; Mr. Frye - 2,200 shares; Mr. Miller - 2,200 shares; and Mr. Jennings - 2,200 shares.

The stock options of the Named Executive Officers and all other executive officers will vest over a five (5) year period with twenty (20) percent of the options vesting each year.

Glossary

         Stock Options. Stock options granted under the Company's Officer Stock Option Plan to certain management employees who are considered to have a substantial impact on the Company's operations.

         Named Executive Officers. This refers to the CEO and to the four (4) most highly compensated Executive Officers who earn salaries and bonuses in excess of $100,000.

     Peer Group. This group consists of a regional peer group of banks with assets of $200-$500 million.

COMPENSATION AND NOMINATING COMMITTEE

         Oscar M. Bean
         John W. Crites
         James Paul Geary
         Gary L. Hinkle
         George R. Ours, Jr.
         Charles S. Piccirillo

Employment Agreements and Change of Control Agreement

     The Company has entered into employment agreements with Messrs. Miller, Robertson and Frye (the "Employment Agreements"). Mr. Maddy does not have an employment agreement with the Company.

         Mr. Miller's Employment Agreement provides for a three (3) year term commencing on July 1, 2000; Mr. Robertson's Employment Agreement provides for a five (5) year term commencing on February 5, 1999; and Mr. Frye's Employment Agreement provides for a one (1) year term commencing on December 1, 2001. The Employment Agreements require the Company's Board of Directors to review the Employment Agreements annually after expiration of their respective terms. With the consent of Messrs. Frye, Robertson and Miller, as applicable, the Employment Agreements may be renewed annually for additional one-year terms, in which case the term shall end one year from the date on which it is last renewed.

         The Employment Agreements provide that these individuals will receive base salaries equal to their current annual salaries. Mr. Frye is also eligible for annual merit raises. Under their Employment Agreements, these individuals participate in specified incentive compensation plans. Each individual is entitled to receive employee pension and welfare benefits, including the Executive Supplemental Retire-ment Plan benefits described on page 18 of these proxy materials. Each also is entitled to receive group employee benefits, such as sick leave, vacation, group disability and life and accident insurance. Non-cash compensation includes the payment of club memberships and the lease of a vehicle.

         Effective January 26, 1996, the Company entered into a Change in Control Agreement with H. Charles Maddy, III, its President and Chief Executive Officer. In addition, Ronald F. Miller, C. David Robertson and Patrick N. Frye have change in control provisions included in their Employment Agreements. The change in control provisions in the Employment Agreements and Mr. Maddy's Change in Control Agreement are referred to as the "Agreements". The Board of Directors determined that such arrangements were appropriate, especially in view of the recent entry of large regional bank holding companies into West Virginia. The Agreements were not undertaken in the belief that a change of control of the Company was imminent.

         Generally, the Agreements provide severance compensation to Mr. Maddy and Messrs. Miller, Robertson and Frye, if their employment should end under certain specified conditions after a change of control. Compensation is paid upon an involuntary termination following a change of control unless either executive is terminated for cause. In addition, compensation will be paid after a change of control if any of these persons voluntarily terminates employment because of:

o a decrease in the total amount of the executive's base salary below the level in effect on the date of consummation of the change of control, without the executive's consent;

o a material reduction in the importance of the executive's job responsibilities without his consent;

o geographical relocation of the executive without his consent, to an office more than twenty (20) miles from his location at the time of a change of control;

o failure by the Company to obtain assumption of the contract by its successor;

o failure of the Company to give notice of termination as required in the Agreement; or

o any removal of the executive from, or failure to reelect the executive to, any position with the Company or Bank that he held immediately prior to the change in control without his prior written consent (except for good cause, death, disability or retirement).

     Under the Agreement, a "change of control" is deemed to occur in the event of

o a change of ownership of the Company which must be reported to the Securities and Exchange Commission as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or

o the failure during any period of three (3) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (?) of the directors at the beginning of the period, or

o the consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.

         In the case of Mr. Maddy, severance benefits include:

o      cash payment equal to Mr. Maddy's monthly base salary in effect on either
       (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is twenty-four
       (24) months after the date of consummation of the change of control;

o payment of cash incentive award, if any, under the Company's bonus plan; continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of twenty-four
       (24) months following the date of termination.

         Under their agreements, both Mr. Maddy and Mr. Frye have the right to terminate their employment without reason by giving written notice of termination within six (6) months of consummation of any change of control. In such event, Mr. Maddy and Mr. Frye will be entitled to receive a lump sum equal to 75% of his salary, as defined in the Agreement.

         In the case of Messrs. Miller, Frye and Robertson severance benefits include:

o cash payment equal to their monthly base salary in effect on either (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is eighteen (18) months after the date of consummation of the change of control;

o payment of cash incentive award, if any, under the Company's bonus plan; continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of eighteen
       (18) months following the date of termination.

         The Agreements do not effect the right of the Company to terminate Mr. Maddy or Messrs. Miller, Frye or Robertson or change their salary or benefits with or without good cause, prior to any change of control. However, any termination or change which takes place after discussions have commenced which result in a change of control will be presumed to be a violation of the Agreements and will entitle the executive to the benefits under the Agreements, absent clear and convincing evidence to the contrary.

Summit Financial Group, Inc. Plans

         401(k) Profit Sharing Plan. The Company has a defined contribution profit-sharing plan with 401(k) provisions covering substantially all employees. Any employee who is at least 21 years of age, completed one year of service, and is employed in a position requiring at least 1,000 hours of service per year is eligible to participate. Vesting of discretionary contributions occurs at the rate of 0% for the first and second year of credited service, and 20% per year thereafter. Under the provisions of the plan, the Company matches 25% of the participant's salary reduction contributions, up to 4% of such participant's compensation. These matching contributions shall be fully vested at all times. The Company may also make optional contributions at the discretion of the Company's Board of Directors.

         ESOP. The Company has an Employee Stock Ownership Plan (ESOP) covering substantially all employees. Any employee who is at least 21 years of age and is credited with at least 1,000 hours of service during the plan year is eligible to participate. Vesting occurs at the rate of 0% for the first and second year of credited service and 20% for each year thereafter. Under the provisions of the plan, employee participants in the ESOP are not permitted to contribute to the plan, rather the cost of the ESOP is borne by the Company through annual contributions in amounts determined by the Company's Board of Directors.

         Executive Supplemental Retirement Plan. In an effort to attract, reward, motivate and retain the most qualified people available, and to provide those people with a complete and reasonable compensation package, Summit Financial Group, Inc. and its affiliates have implemented an executive retirement plan with an endorsement split dollar life insurance plan for the benefit of certain executives of the Company. In this section, Company includes Summit's bank subsidiaries.

         The Plan is called the Executive Supplemental Retirement Plan and was designed to provide an annual retirement benefit that will grow on a tax-deferred basis. These benefits, when added to the retirement benefits that will be provided by the Company's defined contribution plan and social security, will provide each executive with benefit levels comparable to other Company employees when measured as a percentage of salary at the time of retirement.

         The Executive Supplemental Retirement Plan is also designed to provide these benefits with the least risk to the Company's safety and soundness and at the least possible cost. A portion of the benefits is determined by an indexed formula. The index used in this plan to calculate the amount of the retirement benefit is the earnings on a specific life insurance policy. The Company retains the opportunity costs on the premiums paid. Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the executive. At retirement, this liability reserve account is paid out over a specified period of years. In addition, the annual earnings in excess of the opportunity costs are paid out annually after retirement. These payments will continue for the life of the executive.

         The Company's obligations under the retirement benefit portion of this plan are unfunded; however, the Company has purchased life insurance policies on each insurable executive that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, offset all of the plan's costs during the life of the executive and provide a complete recovery of all plan costs at the executive's death. The Company is the sole owner of all policies.

         The life insurance benefit for each insurable officer is being provided by an Endorsement Split Dollar Plan whereby the Bank endorses a specified percentage of the net- at-risk life insurance portion of a policy (total death benefit less cash value of policy) on the life of each officer for payment to the designated beneficiary of that officer. The Bank owns the policy and its entire surrender value.

         For each of the Named Executive Officers, the average estimated annual lifetime benefits payable upon retirement at normal retirement age are as follows: H. Charles Maddy, III - $150,000; Ronald F. Miller - $55,000; C. David Robertson - $50,000; Patrick N. Frye - $115,000; and Scott C. Jennings - $120,000

         Incentive Compensation Plan. Summit annually adopts an incentive compensation plan for the key employees of the Company and its bank subsidiaries. Bonuses are awarded to key employees based on a prescribed formula using the Company's and/or its subsidiary bank's return on equity as a base.

         Officer Stock Option Plan. At our 1998 Annual Meeting, our shareholders approved an Officer Stock Option Plan. Under the plan, the Company may award options for up to 480,000 shares of the Company's stock to qualified officers of the Company and its subsidiaries. Each option granted under the Plan shall have an exercise price of no less than the fair market value of Company's common stock as of the date of grant. Options granted under the plan vest according to a schedule designated at the grant date.

--------------------------------------------------------------------------------

                           STOCK OPTION GRANTS IN 2002
--------------------------------------------------------------------------------


         This table shows all options to purchase our common stock granted to each applicable Named Executive Officer in 2002.


                                                          Stock Option Grants in 2002
                             ---------------------------------------------------------------------------------------
                                Number of        Percent of
                               Securities       Total Options
                               Underlying        Granted to         Exercise or                        Grant Date
                                 Options        Employees in        Base Price        Expiration     Present Value
           Name                Granted (1)          2002            ($/Shr.)(2)          Date             (3)
--------------------------------------------------------------------------------------------------------------------
H. Charles Maddy, III             3,500             19.4%             $18.98           12/6/2017        $17,570
--------------------------------------------------------------------------------------------------------------------
Ronald F. Miller                  2,200             12.2%             $18.98           12/6/2017        $11,044
--------------------------------------------------------------------------------------------------------------------
C. David Robertson                2,200             12.2%             $18.98           12/6/2017        $11,044
--------------------------------------------------------------------------------------------------------------------
Patrick N. Frye                   2,200             12.2%             $18.98           12/6/2017        $11,044
--------------------------------------------------------------------------------------------------------------------
Scott C. Jennings                 2,200             12.2%             $18.98           12/6/2017        $11,044
--------------------------------------------------------------------------------------------------------------------

(1) Option grants for 2002 consisted of options which vest at a rate of 20% per year on each anniversary date beginning December 6, 2003. The options are exercisable over ten (10) year periods, beginning with each respective option's date of vesting.

(2) The exercise price for all stock option grants shown in this column is the average of the closing prices reported on the last five (5) business days prior to the grant date on which Summit's common stock traded.

(3) The Black-Sholes option pricing model was used to estimate grant date present values. The values indicated were calculated using the following assumptions: (i) an expected volatility of 23%, (ii) an expected dividend yield of 2.0%, (iii) a risk-free interest rate at the date of grant based upon a term equal to the expected life of the option of 3.8%, (iv) an expected option life of 8 years, equal to the anticipated period of time from date of grant to exercise, and (v) no discounts for non-transferability or risk of forfeiture. These estimated values have been included solely for purposes of disclosure in accordance with the rules of the Securities and Exchange Commission and represent theoretical values. The actual value, if any, the executive may realize will depend upon the increase in the market value of our common stock through the date of exercise.

--------------------------------------------------------------------------------

                 STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------


         The following table sets forth certain information regarding individual exercises of stock options during 2002 by each applicable Named Executive Officer.


                                Aggregate Stock Option Exercises in 2002 and 12/31/2002 Stock Option Values
---------------------------------------------------------------------------------------------------------------
                                                                                       Value of Unexercised
                              Shares         Value        Number of Unexercised     In-the-Money Stock Options
                            Acquired on     Realized   Stock Options at 12/31/2002     at 12/31/2002 ($)(1)
       Name                 Exercise (#)      ($)
---------------------------------------------------------------------------------------------------------------
                                                        Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------
H. Charles Maddy, III            -             -              12,600/9,900              $122,598/$63,162
---------------------------------------------------------------------------------------------------------------
Ronald F. Miller                 -             -               6,000/6,200               $59,700/$40,052
---------------------------------------------------------------------------------------------------------------
C. David Robertson               -             -               2,800/5,400               $29,036/$32,400
---------------------------------------------------------------------------------------------------------------
Patrick N. Frye                  -             -                400/3,800                 $3,240/$15,200
---------------------------------------------------------------------------------------------------------------
Scott C. Jennings                -             -               3,200/5,000               $31,456/$27,650
---------------------------------------------------------------------------------------------------------------



(1) The "Value of Unexercised in-the-Money Options at 12/31/2002" is equal to the difference between the Option Exercies Price and Summit's Common Stock Closing Price on December 31, 2002 of $20.00 (as adjusted for March 3, 2003 stock split).

--------------------------------------------------------------------------------

                      SHAREHOLDER RETURN PERFORMANCE GRAPH
--------------------------------------------------------------------------------


         Set forth below is a line graph comparing the cumulative total return of Summit's Common Stock, assuming reinvestment of dividends, with that of the Standard & Poor's 500 Total Return Index ("S&P 500") and the SNL Securities Total Return Index of West Virginia and Virginia Banks and Bank Holding Companies with similar market capitalization ("Regional Peer Group"). This graph is for the period January 5, 1999, (the initial date Summit's Common Stock was reported on the OTC Bulletin Board) through December 31, 2002.


[PERFORMANCE GRAPH APPEARS HERE -SEE PLOT POINTS BELOW]



                                                           Period Ending
                                -------------------------------------------------------------
Index                              01/05/99     12/31/99     12/31/00    12/31/01    12/31/02
---------------------------------------------------------------------------------------------

Summit Financial Group, Inc.         100.00        96.67        94.03      162.96      223.59

S&P 500                              100.00       119.52       108.64       95.73       74.47

Regional Peer Group                  100.00        87.55        74.43      110.81      135.27


--------------------------------------------------------------------------------

                REQUIREMENTS, INCLUDING DEADLINE, FOR SUBMISSION
                 OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND
                         OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------

         Under our Articles of Incorporation, certain procedures are provided which a shareholder must follow to nominate persons for election as Directors. These procedures provide that nominations for Director nominees at an annual meeting of shareholders must be submitted in writing to the President of the Company at 223 North Main Street, Moorefield, West Virginia 26836. The nomination must be received no later than:

o thirty (30) days in advance of an annual meeting if at least thirty (30) days prior notice is provided; of

o five (5) days following the day on which the notice of meeting is mailed if less than thirty (30) days notice is given.

         For any other annual or special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of meeting.

         The nomination must contain the following information about the nominee and notifying shareholder:

o    name of the nominee;

o    age of the nominee;

o    address of the nominee;

o    principal occupation or employment of the nominee;

o    the number of shares of common stock held by the notifying shareholder; and

o    the address of the notifying shareholder.

         The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

         The chairman of the meeting may refuse to allow the transaction of any business not presented before hand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

         Under the rules of the SEC, shareholder proposals intended to be presented at the Company's 2004 Annual Meeting of Shareholders must be received by us, Attention: Secretary, at our principal executive offices by December 11, 2003 for inclusion in the proxy statement and form of proxy relating to that meeting.

Stock Transfers

         Current market quotations for the common stock of Summit Financial Group, Inc. are available on the OTC Bulletin Board under the symbol "SMMF".

--------------------------------------------------------------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------


         The annual report of the Company for the year ended December 31, 2002 is being mailed concurrently with this Proxy Statement. The financial statements and other information to be delivered with this Proxy Statement constitute the annual disclosure statement as required by 12 C.F.R. 18.



--------------------------------------------------------------------------------

                                    FORM 10-K
--------------------------------------------------------------------------------


     The Company will furnish without charge to each person whose proxy is being solicited, upon the request of any such person, a copy of the Company's annual report on Form 10-K for 2002. Requests for copies of such report should be directed to Julie R. Cook, Director of Accounting, Summit Financial Group, Inc.,
P. O. Box 179, Moorefield, West Virginia 26836, or e-mail jcook@summitfgi.com.

--------------------------------------------------------------------------------




         Whether or not you plan to attend the Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.





By Order of the Board of Directors,

April 10, 2003

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         OF SUMMIT FINANCIAL GROUP, INC.
                                 on May 15, 2003


The undersigned hereby appoints Russell F. Ratliff, Jr. and Teresa D. Sherman or either of them with full power to act alone as attorneys and proxies to vote all the shares of the common stock of Summit Financial Group, Inc. held or owned by the undersigned at the Annual Meeting of Shareholders on May 15, 2003 and at any adjournments thereof, as follows:

1. Election of Directors to serve a three year term until the 2006 Annual Meeting or until their successors are elected and qualified:

     [  ] FOR ALL NOMINEES LISTED BELOW               [  ] WITHHOLD AUTHORITY
         (except as marked to the contrary below)          TO VOTE FOR ALL
                                                           NOMINEES LISTED BELOW

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        James M. Cookman        Thomas J. Hawse, III        Gary L. Hinkle.
        Gerald W. Huffman       H. Charles Maddy, III       Harold K. Michael

2. Ratification of the selection of Arnett & Foster, PLLC as the Company's independent auditors for the fiscal year ending December 31, 2003

        [  ] FOR               [  ] AGAINST                  [  ] ABSTAIN

3. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.


        [  ] FOR               [  ] AGAINST                  [  ] ABSTAIN


     THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS  OF THE
     COMPANY.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

This proxy confers on the proxy holder the power of cumulative voting and the power to vote cumulatively for less than all of the nominees listed in Item 1. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of the board of directors. This proxy may be revoked at any time prior to its exercise in accordance with the procedure set forth in the proxy materials.


                                               Dated                      , 2003
                                                     ---------------------

                                               ---------------------------------

                                               ---------------------------------
                                               Shareholder(s) should sign
                                               exactly as name(s) appears on the
                                               label. Any person signing in
                                               fiduciary capacity should please
                                               enclose proof of his appointment
                                               unless such proof has already
                                               been furnished. All joint
                                               owners must sign.